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Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of VIST Financial Corp. (the "Company") on Form 10-K for the period ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward C. Barrett, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)   the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)   the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ EDWARD C. BARRETT Edward C. Barrett Chief Financial Officer

March 6, 2009

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  Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002